UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________
FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________

Date of report (Date of earliest event reported): January 14, 2016
 AMERICAN RESIDENTIAL PROPERTIES, INC.
(Exact name of Registrant as specified in its charter)
 __________________

Maryland	001-35899	45-4941882
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

7047 East Greenway Parkway, Suite 350
Scottsdale, AZ 85254
(Address of principal executive offices) (Zip code)

(480) 474-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 14, 2016, the Compensation Committee (the "Committee") of the Board of Directors of American Residential Properties, Inc. (the "Company") approved compensatory arrangements for the Company's executive officers for 2016.
For 2016, the Committee determined that compensation for each executive will consist of: (i) a cash base salary and (ii) a cash bonus incentive award under the Company's 2012 Equity Incentive Plan (the "Plan") to be awarded by the Committee in its sole discretion.
Base Salary and Target Cash Bonus Incentive Award
The Committee approved the following cash compensation arrangements for 2016 for the executive officers shown:

Name and Title	Base Salary	Target Cash Bonus (% of Base)
Stephen G. Schmitz, Chief Executive Officer and Chairman of the Board	$500,000	100%
Laurie A. Hawkes, President and Chief Operating Officer	$500,000	100%
Shant Koumriqian, Chief Financial Officer and Treasurer	$350,000	75%
Patricia B. Dietz, General Counsel, Chief Compliance Officer and Secretary	$225,000	60%
The actual amount of cash bonus, if any, that will be paid in 2016 for performance in 2016 will be at the sole discretion of the Committee. In the event that the merger referenced under Item 7.01 of this Current Report on Form 8-K is consummated and the executive officer experiences a qualifying termination of employment pursuant to such executive officer’s employment agreement or executive severance and change in control agreement, as applicable, the cash bonus will be paid at the target level, pro-rated for the period of employment between January 1, 2016 and the date of termination.
Item 7.01. Financial Statements and Exhibits.
On January 15, 2016, the Company issued a press release announcing that it will hold a special meeting of the Company's stockholders on February 26, 2016 at the Company's headquarters, located at 7047 East Greenway Parkway, Suite 350, Scottsdale, Arizona 85254, beginning at 8:00 a.m. Mountain Standard Time. The purpose of the special meeting is to consider and vote upon the following matters:

•
a proposal to approve the merger of the Company with and into a wholly owned subsidiary of American Homes 4 Rent (“AMH”) pursuant to the Agreement and Plan of Merger, dated as of December 3, 2015, as it may be amended from time to time, by and among AMH, Sunrise Merger Sub, LLC, American Homes 4 Rent, L.P., OP Merger Sub, LLC, the Company, American Residential Properties OP, L.P. and American Residential GP, LLC, and the other transactions contemplated by the merger agreement; and

•	a proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the merger proposal.

Stockholders of record at the close of business on January 22, 2016 will be entitled to notice of, and to vote at, the special meeting of stockholders and any adjournment or postponement of the meeting.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01. Other Events.
The information set forth under Item 7.01 relating to the special meeting and the record date for the special meeting is hereby incorporated by reference hereunder.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities

Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “will,” “predicted,” “likely,” or other words or phrases of similar import. These forward-looking statements relate to the date and time of the special meeting.  Such statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of AMH or the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Any forward-looking statement speaks only as of the date of this report and neither AMH nor the Company undertakes any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Additional Information about the Proposed Transaction and Where to Find It
In connection with the proposed transactions, AMH has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a proxy statement of the Company that also constitutes a prospectus of AMH.  AMH and the Company also plan to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS ARE URGED TO READ THE PROSPECTUS/PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the prospectus/proxy statement (if and when it becomes available) and other relevant documents filed by AMH and the Company with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by AMH with the SEC will be available free of charge on its website at www.americanhomes4rent.com, or by contacting Investor Relations at (855) 794-2447.  Copies of the documents filed by the Company with the SEC will be available free of charge on its website at www.amresprop.com, or by contacting Investor Relations at (480) 474-4800.
AMH and the Company and their respective trustees, directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. You can find information about AMH’s trustees and executive officers in AMH’s definitive proxy statement filed with the SEC on April 2, 2015 in connection with its 2015 annual meeting of shareholders. You can find information about the Company’s directors and executive officers in the Company’s definitive proxy statement filed with the SEC on April 17, 2015 in connection with its 2015 annual meeting of stockholders.  Additional information regarding the interests of such potential participants will be included in the prospectus/proxy statement and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from AMH or the Company using the sources indicated above.
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated January 15, 2016, announcing the special meeting of stockholders

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RESIDENTIAL PROPERTIES, INC.

January 15, 2016	By:	/s/ Stephen G. Schmitz
	Name:	Stephen G. Schmitz
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated January 15, 2016, announcing the special meeting of stockholders